Financial Investors Trust

Emerald Banking and Finance Fund

Emerald Growth Fund

Emerald Insights Fund

Emerald Small Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 19, 2018

to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated August 31, 2017 as supplemented and revised

Emerald Mutual Fund Advisers Trust (the “Adviser”) currently serves as the investment adviser for each Fund. On July 18, 2018, the Adviser entered into an agreement (the “Agreement”) pursuant to which 1251 Capital Management (“1251 Capital”) will acquire 51% of the equity of the parent company of the Funds’ Adviser (“EAM”). According to the Adviser, the objectives of the purchase include to enhance the strength and stability of the Adviser and to successfully position it for future growth by enhancing key employee retention and recruiting, paying down debt, and adding 1251 Capital’s competencies and expertise to EAM’s Board of Directors. Current EAM and Adviser management will continue to run each company and maintain operating independence in the day-to-day decisions including but not limited to investment process and function. If the transaction contemplated by the Agreement is completed (the “Transaction”), it is expected that the Funds’ current investment advisory agreement with the Adviser will terminate.

The Transaction is contemplated to be completed on or before September 28, 2018. The Transaction is subject to certain conditions to closing, including various required approvals, and may be delayed or even terminated due to unforeseen circumstances. As part of the Transaction, it is anticipated that the principals and employees of the Adviser responsible for managing your Fund will continue to manage your Fund after the Transaction.

The Board will consider options prior to the completion of the Transaction, which may include approving of a new investment advisory agreement between the Adviser and each Fund. A new investment advisory agreement would require shareholder approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE